UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 9, 2025

Couchbase, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-40601	26-3576987
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3155 Olsen Drive, San Jose, California 95117

(Address of principal executive offices, including zip code)

(650) 417-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	BASE	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 20, 2025, Couchbase, Inc. (“Couchbase”) announced its entry into an Agreement and Plan of Merger, dated as of June 20, 2025 (the “Merger Agreement”), by and among Cascade Parent Inc. (“Parent”), Cascade Merger Sub Inc. (“Merger Sub”) and Couchbase. The Merger Agreement provides for Merger Sub to be merged with and into Couchbase, with Couchbase surviving as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of Haveli Investments, L.P.

In connection with the Merger, Couchbase held a special meeting of stockholders on September 9, 2025, at 9:00 a.m., Pacific time (the “Special Meeting”).

As of close of business on July 28, 2025, the record date for the Special Meeting (the “Record Date”), there were 55,248,577 shares of Couchbase common stock issued, outstanding and entitled to vote at the Special Meeting (the “Shares”). Each Share was entitled to one vote on each proposal at the Special Meeting. At the Special Meeting, 46,264,923 Shares were present in person or represented by proxy, representing approximately 83.73% of the Shares and constituting a quorum to conduct business.

The following are the voting results of the proposals considered and voted on at the Special Meeting, each of which is described in Couchbase’s proxy statement, dated August 7, 2025, filed by Couchbase with the Securities and Exchange Commission (the “Proxy Statement”).

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Proposal 1: To adopt the Merger Agreement.	46,126,854	52,010	86,059	NA
Proposal 1 was approved.
Proposal 2: To approve, on a non-binding, advisory basis, the compensation that will or may become payable by Couchbase to its named executive officers in connection with the Merger.	45,485,223	686,006	93,694	NA
Proposal 2 was approved.

Proposal 3 described in the Proxy Statement (relating to the adjournment of the Special Meeting, if necessary or appropriate) was rendered moot and was not presented at the Special Meeting as a result of the approval of Proposal 1.

Item 8.01	Other Events.

On September 10, 2025, Couchbase issued a press release announcing approval of the Merger Agreement by its stockholders. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

99.1	Press Release, dated September 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COUCHBASE, INC.

	By:	/s/ Margaret Chow
Date: September 10, 2025		Name:	Margaret Chow
		Title:	SVP, Chief Legal Officer and Corp. Secretary